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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the Annual Report of County Bank Corp on form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Curt Carter, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The Information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

              /s/ Curt Carter
              ---------------
              Curt Carter
              Chief Executive Officer
              March 25, 2003